UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

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                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 24, 2004

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                             ARCH CHEMICALS, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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          VIRGINIA                       1-14601                  06-1526315
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)        (IRS EMPLOYER
      OF INCORPORATION)                                      IDENTIFICATION NO.)


       501 MERRITT 7, NORWALK, CT                               06851
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (203) 229-2900

                                     (N/A)
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 24, 2004, Arch Chemicals, Inc. (the "Company") entered into a definitive agreement to sell a majority of the operations of its Microelectronic Materials business to Fuji Photo Film Co., Ltd. ("Fuji") (the "Transaction"). The Transaction does not include the Company's microelectronics-dedicated manufacturing facility in Brandenburg, Kentucky, its chemical management services business, and its 50 percent interest in Planar Solutions LLC, which is the Company's joint venture with Wacker Chemical Corporation for the production and sale of chemical mechanical planarization
(CMP) slurries. Under the terms of the Stock and Asset Purchase Agreement, dated as of October 24, 2004 (the "Stock and Asset Purchase Agreement") between the Company and Fuji, the purchase price payable to the Company is $160,500,000 in cash. Actual cash proceeds are subject to a preliminary working capital adjustment at closing and final adjustment after closing, as provided under the Stock and Asset Purchase Agreement.

The Transaction is subject to certain governmental regulatory reviews and approvals and other customary closing conditions. The Transaction is not conditioned on any receipt of financing by Fuji. Subject to the above-described conditions, the Transaction is expected to close by the end of 2004. A copy of the Stock and Asset Purchase Agreement is attached hereto and incorporated herein by reference as Exhibit 2.

The Company and Fuji are parties to a joint venture, FUJIFILM Arch Co., Ltd. ("FUJIFILM Arch"), which manufactures and sells photoresists in Asia. The Company has a 49% interest and Fuji has a 51% interest in FUJIFILM Arch. The Company's interest in FUJIFILM Arch is included in the Transaction.

ITEM 7.01.  REGULATION FD DISCLOSURE

On October 25, 2004, the Company issued a press release, a copy of which is attached as Exhibit 99.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

          2. Stock and Asset Purchase Agreement dated as of October 24, 2004 between Arch Chemicals, Inc. and Fuji Photo Film Co., Ltd.

          99.  Press Release, dated October 25, 2004



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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 25, 2004



                                        ARCH CHEMICALS, INC.


                                        By:    /s/ Louis S. Massimo
                                               -------------------------------
                                        Name:  Louis S. Massimo
                                        Title: Executive Vice President and
                                               Chief Financial Officer



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                                 Exhibit Index



EXHIBIT NO.    DESCRIPTION
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2.             Stock and Asset Purchase Agreement dated as of October 24, 2004 between Arch Chemicals, Inc. and Fuji Photo Film Co., Ltd.

99.            Press Release, dated October 25, 2004